SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS OF THE LISTED FUND

Deutsche Diversified Market Neutral Fund

The fund has been notified by one of its subadvisors, Henderson Alternative Investment Advisor Limited, that, effective on or about May 11, 2015, Henderson will resign as a subadvisor. The advisor is currently reviewing its options which may include reallocating the assets overseen by Henderson to the remaining investment management teams, recommending a new subadvisor to succeed Henderson, or other alternatives. The appointment of a new subadvisor would be subject to Board approval.

Please Retain This Supplement for Future Reference
February 18, 2015
PROSTKR‐475